UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 12, 2017

(Date of earliest event reported)

FXCM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34986	27-3268672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Water Street, FL 50 New York NY, 10041

(Address of principal executive offices) (Zip Code)

(646) 432-2986

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 2.02.	Results of Operations and Financial Condition

On February 12, 2017 FXCM Inc. (“the Company”) issued a press release providing the split in revenues, net income, and adjusted EBITDA between the Company’s United States subsidiary, Forex Capital Markets LLC, and the remainder of the Company’s continuing operations. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference in this Item 2.02.

The information in this Current Report on Form 8-K and the Exhibit attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure

The information set forth under Item 2.02, “Results of Operations and Financial Condition”, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None
(b)	Pro forma financial information: None
(c)	Shell company transactions: None
(d)	Exhibits: Press release, dated February 12, 2017 issued by FXCM Inc.

Exhibit No.	Exhibit Description

99.1*	Press Release dated February 12, 2017

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FXCM INC.

By:	/s/ David S. Sassoon
Name:	David S. Sassoon
Title:	General Counsel

Date: February 13, 2017

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated as of February 12, 2017